                                  SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ / Preliminary Proxy Statement         / /  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                       SYS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules (14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transactions applies:
     Common Shares
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
     2,935,686
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value to transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                                       SYS
                         6363 Greenwich Drive, Suite 200
                          San Diego, California  92122


                NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 1997



To the Holders of Common Stock of SYS:


     The 1996 Annual Meeting of Shareholders of SYS (the "Company") will be held at the La Jolla Marriott, 4240 La Jolla Village Drive, La Jolla, CA 92037, on Friday, March 21, 1997, at 1:30 p.m., local time, to consider the following business:

     1. To elect a Board of seven Directors to serve for the ensuing year and until their respective successors are elected;

     2.   To approve the SYS 1997 Incentive Stock Plan;

     3. To approve the appointment of J.H. Cohn LLP, public accountants, as independent public auditors to examine the accounts of the Company for the Fiscal Year 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed January 27, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the 1996 Annual Meeting of Shareholders and at any adjournment thereof.

     All Shareholders are cordially invited to attend the 1996 Annual Meeting of Shareholders in person. Whether or not you plan to attend, please date, sign, and promptly return the enclosed Proxy in the enclosed self-addressed envelope in order that your shares are represented at this meeting and to ensure a quorum. If you are able to attend in person, we will cancel the Proxy at your request.

                              By Order of the Board of Directors

                              /s/ W.  Gerald Newmin
                              ------------------------------
San Diego, California         W. Gerald Newmin
February 12, 1997              Secretary

                                       SYS

                                 PROXY STATEMENT


                               GENERAL INFORMATION

     THE ACCOMPANYING PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF SYS (the "Company") to be used at the 1996 Annual Meeting of Shareholders to be held at the La Jolla Marriott, 4240 La Jolla
Village Drive, La Jolla, CA 92037 on Friday, March 21, 1997, at 1:30 p.m., local time. The approximate mailing date of this proxy statement and the accompanying proxy and annual report is February 24, 1997.

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the 1996 Annual Meeting of Shareholders in accordance with any directions noted thereon. If no direction is indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it, or a duly executed proxy bearing a later date. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by mail provided, however, that, if necessary, officers and regular employees of the Company may make solicitations of proxies personally or by telephone or telegram, but such persons will not be specially compensated for such services. The Company may also reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                  VOTING RIGHTS

     The only voting securities of the Company consists of Common Stock.
Holders of record of Common Stock on January 27, 1997 will be entitled to vote at the 1996 Annual Meeting of Shareholders. On that date, there were 2,935,686 shares of Common Stock outstanding. Each share is entitled to one vote on all matters to come before the meeting, except that cumulative voting may be used in the election of directors. Under California law, each shareholder may cumulate his votes for candidates placed in nomination prior to the voting for directors. Under cumulative voting, each shareholder may vote for a single candidate, or distribute votes among the candidates as such shareholder chooses, a number of votes equal to the number of candidates (seven (7) at this meeting) multiplied by the number of shares held by such shareholder. Cumulative voting will apply only to those candidates whose names have been placed in nomination prior to voting. No shareholder shall be entitled to cumulate votes unless the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders must cumulate their votes for candidates in nomination, except to the extent that a shareholder withholds votes from the nominees. The proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for, and, if necessary, exercise cumulative voting rights with complete discretion in voting the shareholder's shares. Directors shall be elected by a plurality of the votes cast.

                              ELECTION OF DIRECTORS

     At the 1996 Annual Meeting of Shareholders, seven directors are to be elected. Each director will serve until the next Annual Meeting and until his successor has been elected and qualified. All of the nominees described in this Proxy Statement are currently serving as members of the Board of Directors, except for Mr. Robert D. Mowry. The Company knows of no reason why the nominees would not be available for election and would not be able to serve.

     In the absence of instructions to the contrary, the shares represented by the proxies delivered to the Board of Directors will be voted for the seven nominees for election as Directors of the Company. If any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the Proxy.

     Proxies solicited by the Board of Directors cannot be voted for more than seven nominees for directors.

     The table immediately below contains pertinent information concerning the nominees and is followed by a brief biography of each nominee:


                                                                                Date Elected        Other
Name                       Age    Principal Occupation                          Director            Directorships
----                       ---    --------------------                          --------            -------------
Paul I.  Anderson           61    President and CEO of Strategic                Oct.  4, 1996       Strategic Catalysts, Inc.
(2) (3)                           Catalysts, Inc.

Robert E.  Carroll          74    Executive Consultant                          Oct.  19, 1993      Sedona Cultural Park, Inc.
(1) (4)

Zoltan A "Walt" Harasty     66    Principal, Boardroom                          Apr.  14, 1994      Island Boy Italian Faster Foods,
(2) (3)                           Consultants                                                       Inc.,  Pavilion, Inc.,  Slender
                                                                                                    Lady, Inc.

Lawrence L.  Kavanau        70    Chairman and CEO of the                       Sept. 7, 1966       None
(1) (3)                           Company

Robert D.  Mowry            40    President of UniPrise, President              Nominee             Big Canyon Investments, Inc.,
                                  of North American Timeshare, Inc.                                 North American Timeshare, Inc.,
                                  dba United Computer Systems                                       Photonics Laboratories, Inc.

W.  Gerald Newmin           59    Chairman and CEO of Exten                     Oct.  19, 1993      Exten Industries, Inc., Occu-
(1) (2) (3)                       Industries, Inc.                                                  Med, Inc., Greene International,
                                                                                                    Inc., Caldwell Industries, Inc.,
                                                                                                    Int'l Forum of Corporate
                                                                                                    Directors

Charles H.  Werner          70    Consultant                                    Mar.  6, 1989       None
(2) (4)


(1)  Member of Nomination and Compensation Committee
(2)  Member of Audit and Finance Committee
(3)  Member of Planning and Acquisition Committee
(4)  Member of Contracts and Legal Committee

     Mr. Paul I. Anderson is President and CEO of Strategic Catalysts, Inc., an international strategic consulting organization. In 1983 and 1984, Mr. Anderson was Division Vice President of RCA Video Disc Operations. From 1979 to 1983 he was Senior Vice President and General Manager of Rayovac Corporation, a manufacturer of primary power sources and lighting devices. In this capacity, Mr. Anderson was responsible for the restructuring of North American Operations which included product development, eight manufacturing facilities, ten distribution centers, and a direct sales force. From 1956 to 1979 he was with the 3M Company in various management capacities including engineering, marketing, business development, and general management. These responsibilities included four years as General Manager, 3M Europe, where he was responsible for the manufacture and sales of 3M's optical and magnetic systems and media throughout Western Europe, Eastern Europe, and the Middle East. Mr. Anderson's educational background includes an engineering degree from Oregon State University and graduate business studies at Boston University.

     Mr. Robert E. Carroll is a Consultant on Corporate and Program Management, Professional Seminar Leader on Government Contracting and Chairman and CEO of Sedona Cultural Park, Inc. He was President, Chief Executive Officer, Chief Financial Officer and a Director of the Company from March 1984 to March 1989. Prior to joining the Company, he served as President of the Systems Management and Engineering Corporation (SMEC), a Burroughs company. In 1978, he formed that organization as the Energy and Environment Division of the System Development Corporation (SDC). From 1962 to 1978, he had been Vice President and President of other SDC operations. Mr. Carroll has over 40 years of industrial and government management experience, including a number of successive Vice President assignments at North American Rockwell, Space Division; and procurement, pricing and other management executive positions with Sperry Utah Company (Sperry-Rand) and the Hughes Aircraft Company. Prior to that, he served as the Civilian Executive Officer and Principal

Contracting Officer of the Pittsburgh Ordnance District of the United States Army. He received his Bachelors degree from Duquesne University and his Doctor of Jurisprudence degree from the University of Pittsburgh and was a practicing attorney in the Commonwealth of Pennsylvania.

     Mr. Zoltan A. "Walt" Harasty is a Corporate Counsel with in-depth experience of over 40 years in securities transactions, SEC filings, stock exchanges listings, corporate financing and in almost every area of security law. His experience was gained both as a Corporate General Counsel and as a partner in Tremaine and Shenk and Managing Partner of McDonald, Halsted & Laybourne. He has been general counsel to Carrows Restaurants. He was General Counsel of Malibu Grand Prix Corporation with 42 subsidiaries operating nationwide amusement centers featuring miniature racing cars, video games and miniature golf. Malibu also acquired Pioneer Chicken as a turnaround situation. With his knowledge of NASD, SEC, security dealers, financing, public offerings, registrations, real estate, 10K(s), 10Q(s) and private placements, Mr. Harasty brings significant expertise to the Company's Board of Directors and helps in its growth.

     Dr. Lawrence L. Kavanau is the Founder and served as President of the Company from the Company's formation in 1966 until June 1975. He has been a Director of the Company continuously since 1966. He was elected Chairman of the Board, Chief Executive Officer and Chief Financial Officer by the Board of Directors on November 19, 1993. From June 1975 to November 1993, he was a business and management consultant and Principal Associate of Kavanau & Associates. He served as Corporate Secretary for the Company from June 25, 1992 to November 19, 1993. From January 1989 to December 1992, he was President of Golf Lake Development, Inc. He was Chairman and Chief Executive Officer of Team Austin, Inc., a computer software and contract programming company located in San Diego, until December 1988. From February 1978 to February 1980, Dr. Kavanau also was Executive Vice President and Chief Financial Officer of Spatial, Inc., a manufacturer of pre-amplifiers. From August 1978 to January 1985, Dr. Kavanau was President of SKC Research, Inc., a company engaged in contracted research. Dr. Kavanau was a member of the Board of Directors of SKC Research, Inc. from August 1978 to February 1986. He was a member of the group which, in 1956, formed Aeronutronics Division of Ford Motor Company. He subsequently served in the Department of Defense responsible for DOD's interests in space research and development activities and was the Department's principal liaison with NASA. Prior to his founding of the Company, he was Executive Vice President - Technical of the North American Aviation (now Rockwell International) Space and Information Systems Division, and Assistant to the President, North American Aviation.

     Mr. Robert D. Mowry is Chief Executive Officer of UniPrise Systems, Inc., which is engaged in the development and marketing of proprietary software products. Mr. Mowry is the founder of Big Canyon Investments, Inc., which was formed for investment and management of investments and which was sold to UniPrise Systems, Inc. in December, 1996. He is also President of North American Timeshare, Inc., dba United Computer Systems, a computer hardware and software company. In 1983, Mr. Mowry was founder and President of Personal Computer Centre, which was a retail outlet for Compaq, IBM and Apple Computers. He sold his interest in this company in 1985. Prior to this, in 1974, Mr. Mowry founded California Minicomputer Systems, Inc. (CMS), which installed on-line distributed computer systems to large corporations. In 1982, he sold CMS to a computer electronics manufacturer and remained President of CMS, overseeing operations of the subsidiary company including new business activities with the Federal Aviation Administration until 1984.

     Mr. W. Gerald Newmin is the principal of Newmin Associates specializing in mergers and acquisitions and the operational management of turnaround companies. Mr. Newmin is currently Chairman and Chief Executive Officer of Exten Industries, Inc., a publicly held bio-medical company and serves on the Board of Directors of Occu-Med, Inc., a managed health care company, Greene International West, Inc., and Caldwell Industries, Inc., both industrial manufacturing companies. Mr. Newmin is also currently Chairman of International Forum of
Corporate Directors, a non-profit organization.   He was President of
HealthAmerica Corp. which grew to over $500 million annually and the company was the first in its industry to be listed on the New York Stock Exchange. Mr. Newmin was President of the International Silver Company, a diversified multi-national manufacturing company which he restructured. He was Vice President and Regional Director for American Medicorp, Inc. In this capacity Mr. Newmin was responsible for the management of 23 acute care hospitals located throughout the Western United States. Mr. Newmin was instrumental in Whittaker Corporation's entry into both the United States and International health care markets. At Whittaker, Mr. Newmin has held various other senior executive positions, including those of Chief Executive Officer of Whittaker's Production Steel Company, Whittaker Textiles Corporation, Trojan Yacht Corporation and Anson Automotive Corporation. Mr. Newmin holds a Bachelors degree in Accounting from Michigan State University.

     Mr. Charles H. Werner has been an independent consultant since August 1995 when he resigned his position with the Company as President - Administration, which position he held since November 1993. From August 1992 to November 1993 he was President and Chief Operating Officer. From January 1992 to August 1992 Mr. Werner was President, and from March 1989 to January 1991 he served as the Company's President, Chief Executive Officer and Chief Financial Officer. Prior to joining the Company, he served as Executive Vice President of Arrowsmith Industries, Inc., a wholly owned subsidiary of KDT Industries, Inc., of Austin, Texas. In 1986 and 1987, Mr. Werner served as a consultant to the Strategic Defense Initiative Organization in Washington, D.C. Previously, he had been a management consultant; Vice President of Marketing and Advanced Programs for Convair, San Diego, California; Executive Vice President, Defense Systems, Emerson Electric Company; and Vice President and Chief Operating Officer of SSP Industries, Inc., Burbank, California. He received his engineering degrees from Washington University in St. Louis, Missouri and Ohio State University in Columbus, Ohio.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT SHAREHOLDERS VOTE FOR ALL SEVEN (7) NOMINEES NAMED ABOVE.

     There is no family relationship between any of the directors and executive officers of the Company.

                    AFFILIATE TRANSACTIONS AND RELATIONSHIPS

     Robert D. Mowry (Mowry) is an affiliate of SYS based on SYS common stock ownership and beneficial voting rights of about 16.6 percent. His relationship with the company started in 1989, when SYS purchased United Computer Systems, Inc. (UCSI) from Mowry. Subsequently, SYS financed certain computer programming and support services for North American Timeshare, Inc., which was owned by Mowry. About September 1994, Mowry paid off outstanding obligations to SYS amounting to about $98,000, at the same time, Mowry repurchased UCSI from SYS for approximately $50,000.

     In January 1995, the SEI asset loan which SYS had with its Bank and the proceeds from the SEI accounts receivable and claims were assumed, without recourse to the Company, by KRW Contracts & Financial Management, Inc. (KRW), an unrelated third party. SYS introduced Mowry to its bank and, in April 1995, Big Canyon Investments, Inc. (BCI), a company owned by Mowry, consummated the purchase of the KRW loan from the bank. SYS had previously contracted with the Bank to collect proceeds from these assets for the Bank on a cost reimbursable basis.

     In August 1995, Mowry (BCI) took over the direct financing and management of the collection work utilizing two SYS employees under a cost reimbursable basis. In September 1995, Mr. Werner, the former President-Administration and Director of SYS, went to work as a consultant for Mowry and BCI. At the present time BCI owes $70,710 to SYS for unpaid collections expenses.

     In October 1995, Mowry advanced funds to finance certain SYS trial expenses in return for possible future proceeds. These expenses by Mowry were guaranteed by SYS to the extent that SYS would in the future receive funds from SEI assets being collected by BCI. In August 1996, Photonics Laboratories, Inc., a company in which Mr. Mowry is a Director, Officer and part owner, purchased KRW which had previously assumed the bank loan from SYS and to whom the SEI related assets and proceeds were pledged.

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company's executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of the Common Stock. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that, during Fiscal year 1996, its executive officers and directors complied with Section 16(a) requirements with the
following exceptions:   Director Kavanau was delinquent in filing Form 4; the
appropriate Form 4 has since been submitted. Director nominee Robert Mowry was delinquent in filing Forms 3 and 4, however is now also in compliance with
Section 16(a). Charles E. Vandeveer, Vice-President of the Oxnard location, was delinquent in filing Forms 3, 4 and 5 but is now in compliance with Section 16(a).

     Pursuant to the reporting requirements of Item 404(c) of Regulation S-K, Mr. Mowry (BCI) is indebted to the Company in the amount of $70,710, and no other officer or director of the Company is indebted to the Company.

     The term of office for a director runs until the next annual meeting of shareholders and until a successor has been elected and qualified. The term of office for each executive officer runs until removal by the Board of Directors or election and qualification of his successors.

            SYS 1997 INCENTIVE STOCK OPTION AND RESTRICTED STOCK PLAN

     Management recommends approval of the SYS 1997 Incentive Stock Option and Restricted Stock Plan. The Plan has been prepared for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, and to provide additional incentive to Employees and Consultants of the Company and its subsidiaries. Benefits and amounts are not currently
determinable.   Reference is made to Attachment 1 for details of the Plan.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT SHAREHOLDERS APPROVE THE SYS 1997 INCENTIVE STOCK OPTION AND RESTRICTED STOCK PLAN.

                        SELECTION OF INDEPENDENT AUDITORS

     Management recommends appointment of J.H. Cohn LLP as the Company's independent auditors for the Company's 1997 fiscal year (commencing July 1, 1996) and nominates that firm for selection at the 1996 Annual Meeting of Shareholders. A representative of the firm is expected to be at the meeting.

                                     GENERAL

     The Board of Directors held fourteen scheduled meetings during the fiscal year ended June 30, 1996; July 5, 1995, July 19, 1995, August 16, 1995,
September 21, 1995, October 25, 1995, November 15, 1995, December 20, 1995, January 17, 1996, February 4, 1996, February 21, 1996, March 20, 1996, April 17,
1996, May 15, 1996 and June 19, 1996. A quorum was reached at each of these meetings.

                                  REMUNERATION

     The following is a table showing the remuneration paid by the Company during its fiscal year ended June 30, 1996 for services in all capacities to each officer, the sum of whose cash-equivalent forms of remuneration during such year exceeded $100,000, and the remuneration paid during each year to all officers as a group:

                            Cash and Cash-Equivalent
                             Forms of Remunerations
                             ----------------------

--------------------------------------------------------------------------------
                                              Securities or
Name of                                       Property,
Individual                      Salaries,     Insurance          Aggregate of
or Number of                    Fees, Com-    Benefits or        Contingent
Persons in    Capacities In     missions,     Reimbursement      Forms of
Group         Which Served      & Bonuses                        Remuneration
--------------------------------------------------------------------------------
Lawrence L.   Chairman and         $84,817.00      $6,000.00           --
Kavanau       Chief Executive
              Officer
--------------------------------------------------------------------------------
All                               $229,397.00     $17,300.00           --
Executive
Officers as
a Group (4)
--------------------------------------------------------------------------------

     Each outside director of the Company receives a fee in the amount of $500.00 plus approved expenses per month. The Board of Directors of the Company generally meets every month. Directors serve as chairmen or members of standing committees of the Board of Directors and may meet in these capacities at times other than those designated for meetings of the Board.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following information is furnished as of January 27, 1997 for each director, all directors and officers as a group, and each stockholder who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock:

                                                                            Amount & Nature
                     Name & Address of                  Office,             of Beneficial                     Percent
Title Of Class       Beneficial Owner                   If Any              Owner (1)                         Class (2)
--------------       ----------------                   ------              ---------                         ---------

Common Stock         Lawrence L. Kavanau                Chairman,           324,703 (Direct)                   16.6%
Without Par          3320-140 Caminito East Bluff       CEO                 162,333 (As Trustee or
Value                La Jolla, CA  92037                                    Executor, With Voting Rights)

                     Robert D. Mowry  (3)                                   17,000 (Direct)                    16.6%
                     19 Cherry Hills Lane                                   469,457 (Control, with
                     Newport Beach, CA 92660                                Voting Rights)

                     Robert E. Carroll                  Director            310,000                            10.6%
                     110 Painted Cliffs Dr.
                     Sedona, AZ  86336

                     W. Gerald Newmin                   Director            246,679                            8.4%
                     3223-18 Caminito East Bluff
                     La Jolla, CA  92037



                     Charles H. Werner (3)              Director            199,125                            6.8%
                     P.O. Box 1966
                     Rancho Santa Fe, CA  92067

                     Zoltan A. (Walt) Harasty           Director            1,907                              0.1%
                     4620 Via Vistosa
                     Santa Barbara, CA 93110

                     Paul I. Anderson                   Director            0                                  0.0%
                     6418 Cayenne Lane
                     La Costa, CA 92009

                     All Directors and                                      1,244,747                          42.4%
                     Officers as a Group (4)
___________          _______________________            ____________        _____________                 ______________

Series B             Charles E.  Vandeveer              VP, Director of     9,758                              7.0%
Non-Voting           8203 Tiara Street                   Operations
Convertable          Ventura, CA 993004
Preference
Stock $1.00          Lawrence L.  Kavanau               Chairman, CEO       4,243                              3.0%
Par Value            3320-140 Caminito East Bluff
                     La Jolla, CA 92037

                     Michael W.  Fink                   VP Admin.           2,697                               1.9%
                     1150 Akron Street
                     San Diego, CA 92106

                     All Directors and Officers as a Group                  16,698                             11.9%


(1) To the best knowledge of the Company, each of the beneficial owners listed herein has direct ownership of and sole voting power and sole investment power with respect to the shares of the Company's Common Stock, except as set forth herein.

(2) A total of 2,935,686 shares of Common Stock of the Company have been considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) for purposes of this Proxy Statement.

(3) Robert D. Mowry and Charles H. Werner have filed a Schedule 13D/A which discloses their intent to vote their shares as an aggregate, and discloses Mr. Mowry's intent to acquire additional shares with the goal of obtaining a possible presence on the Board of Directors, possibly changing the Board of Directors and possible control over the management and policies of SYS. Mr. Mowry intends, through control of SYS shares of common stock, to influence and develop SYS's future direction and growth in the high-tech governmental and non-defense
     related markets.   Mr. Mowry and Mr. Werner have an informal
     understanding to vote their shares of common stock in a manner which will achieve the purposes described above.

(4)  These figures do not include shares owned by Robert D. Mowry.

(5) No officer or director or nominee for director is the holder of any shares of Preferred Stock.

                               EXECUTIVE OFFICERS

     The following table sets forth pertinent information concerning the persons who are the current executive officers (who are not Directors) of the Company.

Name                               Age       Capacity
----                               ---       --------

Charles E.  Vandeveer              55        Vice President, Director of
                                             Operations

Michael W.  Fink                   39        Vice President - Administration

     Mr. Charles E. Vandeveer is Vice President, Director of Operations of the Company's contractual endeavors with the United States Navy. Mr. Vandeveer has held various management, supervisory, administrative and project positions since he joined the Company is 1987. He is a retired Commander, United States Navy, Supply Corps. Mr. Vandeveer served as a Director of Naval Supply Centers and Supply Annexes, managing material operations and ship repairable programs. He was also a Ship Superintendent/Type Desk Officer, responsible for coordinating Naval Shipyard repairs and overhauls. Mr. Vandeveer has brought his valuable Navy experience to the Company and has put it to work expanding the Company's presence in the Oxnard area. He has organized and directed large scale management studies and supervised subcontractors with various firms. Mr. Vandeveer received his Bachelors degree in Agricultural Industries from Southern Illinois University in 1963.

     Mr. Michael W. Fink is Vice President - Administration. Mr. Fink joined the Company in July of 1995. He is responsible for the administrative functions of the Company, including finance, accounting, human resources, contracts and other management areas. He was President of SANDAIRE before being hired by the Company. SANDAIRE is an engineering firm specializing in the aerospace industry. Mr. Fink received a Bachelor of Science degree in Business Administration (Accounting) from San Diego State University (SDSU). He has also attended Graduate School at SDSU where he studied mechanical engineering.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to present at the next Annual Shareholders Meeting for Fiscal Year 1997 must be received at the Company's office at 6363 Greenwich Drive, Suite 200, San Diego, California 92122, no later than August 15, 1997 in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                  ANNUAL REPORT

     THE COMPANY'S 1996 ANNUAL REPORT FOR SHAREHOLDERS IS BEING MAILED HEREWITH. Upon written request to Shareholder Relations Department at 6363 Greenwich Drive, Suite 200, San Diego, CA 92122, and at no charge, a copy of the Company's annual report on Form 10-KSB, including the financial statements and the financial statement schedules, will be forwarded.

                                 OTHER BUSINESS

     Management does not know of any other business to be presented at the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting, or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote therein according to their best judgement in the interest of the Company.

                              By Order of the Board of Directors

                              /s/ W.  Gerald Newmin

                              W. Gerald Newmin
                              Secretary

San Diego, California
February 12, 1997

                           PROXY NOTICE - ATTACHMENT 1

            SYS 1997 INCENTIVE STOCK OPTION AND RESTRICTED STOCK PLAN


     1. PURPOSES OF THE PLAN. The purposes of the SYS 1997 Incentive Stock Option and Restricted Stock Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (e)  "COMMON STOCK" means the Common Stock of the Company.

          (f)  "COMPANY" means SYS, a California corporation.

          (g) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employee or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitations the Nasdaq Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not in the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked priced for the Common Stock on the last market trading day prior to the day of determination, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Section 260.140.40, Title 10 of the California Code of Regulation ("California Code").

          (k) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (l) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (m) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (n)  "OPTION" means a stock option granted pursuant to the Plan.

          (o) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

          (p) "OPTIONEE" means an Employee or Consultant who receives an Option or Stock Purchase Right.

          (q) "PARENT" means a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the code.

          (r)  "PLAN" means this 1997 Incentive Stock Plan.

          (s) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

          (u) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

          (v) "SUBSIDIARY" means a "subsidiary corporation" whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be issued pursuant to the exercise of options under the Plan shall not exceed 100,000 common shares for non-employee directors and consultants, and 300,000 common shares for employees of the Company and its subsidiaries. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a) INITIAL PLAN PROCEDURE. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act,the Plan shall be administered by the Board or a committee appointed by the Board.

          (b) PLAN PROCEDURE AFTER THE DATE, IF ANY, UPON WHICH THE COMPANY BECOMES SUBJECT TO THE EXCHANGE ACT.

               (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-directors, officers and Employees who are neither directors nor officers.

               (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or Stock Purchase rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designed by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator, on behalf of the Committee, shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to implement "reload options" as may be specified in an option agreement which reduces the exercise price of any Option to then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

               (i) of Shares subject to an Optionee's Incentive Stock Option granted by the Company, any Parent or Subsidiary, which

               (ii) Become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Option shall be treated as Nonstatutory Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment relationship with the Company, not shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship at any time, with or without cause.

          (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

               (i) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12(a).

               (ii) If an Option or Stock Purchase Right is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the as limit set forth by the Board of Directors. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors and its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant to an Optionee, and the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.



          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to an Employee other than an Employee described in the preceding paragraph, the per Share exercise shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In case of a Nonstatutory Stock Option granted to any person, the per Share exercise shall be no less than the amount stated in the option agreement of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, of it Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.NON-TRANSFERABILITY OF OPTION AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchase pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but at a minimum rate of 20% per year.

          (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent this has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER. In the event of a merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option of Stock Purchase Right shall be considered assumed if, following the merger, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely fair market value to the per share consideration received by holders of Common Stock in the merger.

     13.TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall , for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made theretofore, without Optionee or Stock Purchase Right holder consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitations, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

     19. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                      *****


                   -------------------------------------------
                   SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN
                      THE ENCLOSED PROXY AND RETURN IT IN THE
                     ENCLOSED SELF-ADDRESSED ENVELOPE. PROMPT
                     RESPONSE IS HELPFUL AND YOUR COOPERATION
                                WILL BE APPRECIATED
                   -------------------------------------------

                                      PROXY


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 MARCH 21, 1997



     The undersigned hereby appoints Zoltan A. (Walt) Harasty and W. Gerald Newmin, or either of them, proxies of the undersigned, to vote and represent all shares of the Common Stock, without Par Value, registered in the name of the undersigned, at the 1996 ANNUAL MEETING OF SHAREHOLDERS OF SYS TO BE HELD AT 1:30 P.M. ON FRIDAY, MARCH 21, 1997 AT THE LA JOLLA MARRIOTT, 4240 LA JOLLA VILLAGE DRIVE, LA JOLLA, CA 92037.

     THE SHARES REPRESENTED BY THIS PROXY CAN BE VOTED AS MARKED BY THE SYS COMMON SHAREHOLDER OF RECORD ON JANUARY 27, 1997, WHOSE PRINTED NAME AND SIGNATURE IS PLACED ON THE OPPOSITE SIDE. PLEASE MARK THE APPROPRIATE BOX.

Item 1.   Election of Directors

          [  ]  FOR all nominees listed below        [  ] WITHHOLD AUTHORITY
                (except as marked to the                  to vote for all
                contrary below).                          nominees listed below.

          Nominees:   Paul I. Anderson           Robert D.  Mowry
                      Robert E. Carroll          W.  Gerald Newmin
                      Zoltan A. (Walt) Harasty   Charles H. Werner
                      Lawrence L. Kavanau

          To withhold authority for any individual nominee, write the nominee's name in the space provided:_________________________________________


Item 2. Proposal to approve the SYS 1997 Incentive Stock Option and Restricted Stock Plan. See PROXY STATEMENT - ATTACHMENT 1 for plan details.

               [  ]  FOR     [  ] AGAINST     [  ]  ABSTAIN


Item 3. Proposal to approve the appointment of J.H. Cohn LLP as the independent certified public accountants for the Corporation for its 1997 fiscal year.

               [  ]  FOR     [  ] AGAINST     [  ]  ABSTAIN


Item 4. Other Matters: In their discretion, on any other business which may properly come before the meeting.

                              (NOTE: DATE AND SIGN PROXY ON OPPOSITE SIDE.)

IF CUMULATIVE VOTING FOR DIRECTORS IS REQUESTED, THE PROXY HOLDER WILL HAVE
COMPLETE DISCRETION IN VOTING YOUR SHARES.    IF NO INDICATION IS MADE ABOVE ON
HOW YOU DESIRE YOUR SHARES TO BE VOTED, THE PROXY HOLDER WILL HAVE COMPLETE DISCRETION IN VOTING YOUR SHARES.


IN WITNESS WHEREOF, the undersigned has signed this proxy on _________________,
1997.                                                         (month and day)

The undersigned [ ] PLANS [ ] DOES NOT PLAN to attend the meeting. Shareholders who are present at the meeting may withdraw their proxy by contacting the Secretary in order to vote in person if they so desire.

________________________________________ _______________________________________
(Print Name)                             (Signature)

________________________________________ _______________________________________
(Print Name)                             (Signature)


NOTE: PLEASE DATE THE PROXY AND SIGN YOUR NAME AS IT APPEARS ON THE LABEL. If shares are registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporation officers should show their full titles.


                              PLEASE DATE, SIGN AND RETURN PROXY PROMPTLY